SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JULY 13, 2001


                           PACKARD BIOSCIENCE COMPANY
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)



                333-24001                           06-0676652
         (Commission File Number)         (IRS Employer Identification No.)

    800 RESEARCH PARKWAY, MERIDEN, CONNECTICUT               06450
     (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (203) 238-2351

ITEM 5.  OTHER EVENTS.

On July 16, 2001, Packard BioScience Company (the "Company") and PerkinElmer, Inc. ("PerkinElmer") announced that they had entered into an agreement and plan of merger (the "Merger Agreement"), dated as of July 13, 2001, providing for the merger of the Company and PerkinElmer. If the merger is completed, the Company will become a wholly-owned subsidiary of PerkinElmer, and the holders of the common stock of the Company will be entitled to receive 0.311 of a PerkinElmer share for each of their shares of common stock of the Company.

Certain stockholders of the Company, representing in the aggregate a majority of the Company's outstanding shares, have also entered into a stockholder's and voting agreements with PerkinElmer in connection with the Merger.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1, copies of the Stockholder's Agreement and the Voting Agreements are attached hereto as Exhibits 10.1 through 10.8, and a copy of the press release announcing the Merger is attached hereto as Exhibit 99.1. This summary is qualified in its entirety by reference to such exhibits.




c)    Exhibits.

     2.1 Agreement and Plan of Merger, by and among PerkinElmer, Inc., Pablo Acquisition Corp. and Packard BioScience Company, dated as of July 13, 2001. (1)

     10.1 Stockholder's Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Stonington Capital Appreciation 1994 Fund, L.P.

     10.2 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Richard T. McKernan. (1)

     10.3 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Virginia J. McKernan. (1)

     10.4 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Barbara P. Olcott. (1)

     10.5 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Emery G. Olcott. (1)

     10.6 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and the Timothy S. Olcott Trust. (1)

     10.7 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Timothy O. White, Jr. (1)

     10.8 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Franklin R. Witney. (1)

     99.1 Press Release dated February 27, 2001



(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601 (b) (2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                        PACKARD BIOSCIENCE COMPANY




                                         By: /s/ T.O. White
                                            ------------------------------------
                                            Name:  Timothy O. White
                                            Title: Vice President


Date:  July 16, 2001

                                INDEX TO EXHIBITS


Exhibit No.   Description
-----------   -----------

     2.1 Agreement and Plan of Merger, by and among PerkinElmer, Inc., Pablo Acquisition Corp. and Packard BioScience Company, dated as of July 13, 2001. (1)

     10.1 Stockholder's Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Stonington Capital Appreciation 1994 Fund, L.P.

     10.2 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Richard T. McKernan. (1)

     10.3 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Virginia J. McKernan. (1)

     10.4 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Barbara P. Olcott. (1)

     10.5 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Emery G. Olcott. (1)

     10.6 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and the Timothy S. Olcott Trust. (1)

     10.7 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Timothy O. White, Jr. (1)

     10.8 Voting Agreement, dated as of July 13, 2001, between PerkinElmer, Inc. and Franklin R. Witney. (1)

     99.1     Press Release dated February 27, 2001




(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601 (b) (2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.